EXHIBIT 10.15b
EXECUTION VERSION

Portions of this Exhibit have been omitted based upon a request for confidential treatment. This Exhibit, including the non-public information, has been filed separately with the Securities and Exchange Commission. "[*]" designates portions of this document that have been redacted pursuant to the request for confidential treatment filed with the Securities and Exchange Commission.

AMENDMENT NO. 1 TO SIXTH AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
THIS AMENDMENT NO. 1 to SIXTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of March 2, 2016, is entered into among AFC FUNDING CORPORATION, an Indiana corporation (the “Seller”), AUTOMOTIVE FINANCE CORPORATION, an Indiana corporation (the “Servicer”), FAIRWAY FINANCE COMPANY, LLC, as a Purchaser, CHARIOT FUNDING LLC, as a Purchaser, DEUTSCHE BANK AG, NEW YORK BRANCH, as a Purchaser and as Purchaser Agent for itself, FIFTH THIRD BANK, as a Purchaser and as Purchaser Agent for itself, JPMORGAN CHASE BANK, N.A., as a Purchaser Agent for Chariot Funding LLC, BMO CAPITAL MARKETS CORP., as Purchaser Agent for Fairway Finance Company, LLC, and BANK OF MONTREAL, as the initial agent (the “Agent”).
R E C I T A L S
A.    The Seller, the Servicer, the Purchasers, the Purchaser Agents, and the Agent are parties to that certain Sixth Amended and Restated Receivables Purchase Agreement dated as of June 16, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Agreement”).
B.    Pursuant to and in accordance with Section 6.1 of the Agreement, the Seller, the Servicer, the Purchasers, the Purchaser Agents and the Agent desire to amend the Agreement as hereinafter set forth.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.Certain Defined Terms. Capitalized terms which are used herein without definition and that are defined in the Agreement shall have the same meanings herein as in the Agreement.
2.    Amendment to Agreement. The Agreement is amended as follows:
2.1    The definition of “Maximum Amount” in Exhibit I to the Agreement is hereby amended in its entirety to read as follows:
“Maximum Amount” means the lesser of (i) $1,250,000,000 or (ii) the sum of the Maximum Commitments of all Purchasers.
2.2    The Maximum Commitment listed on the signature page to the Agreement for [*] is hereby amended by deleting the phrase “[*]” and inserting in lieu thereof “[*]”.

3.    Adjustments. On the date hereof, the Seller shall make purchases from the Purchasers and repayments of Investment on a non-pro rata basis to reflect the amendments made hereby, such that after giving effect thereto the Investment of each Purchaser Group is the same percentage of its Maximum Commitment, as reflected on the attached Purchase Request.
4.    Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to the Agent, the Purchasers and the Purchaser Agents as follows:
(a)    Representations and Warranties. The representations and warranties of such Person contained in Exhibit III and Exhibit VII to the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).
(b)    Enforceability. The execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with its terms.
(c)    Termination Event. No Termination Event or Unmatured Termination Event has occurred and is continuing.
5.    Effectiveness. This Amendment shall become effective upon (i) the receipt by the Agent of each of the counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto, (ii) the receipt by [*] of its upfront fee payable under the fee letter and (iii) receipt by the Purchaser Agents of a corporate opinion for the Seller in form and substance acceptable to them.
6.    Effect of Amendment. Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Receivables Purchase Agreement,” “this Agreement,” “hereof,” “herein” or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.
7.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

8.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Indiana without reference to conflict of laws principles.
9.    Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.
10.    Reaffirmation of Performance Guaranty. By signing below, KAR Auction Services, Inc. reaffirms its obligations under the Performance Guaranty after giving effect to this Amendment.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.
AFC FUNDING CORPORATION, as Seller

By: /s/ James E. Money II
Name: James E. Money, II
Title: Chief Financial Officer & Treasurer

AUTOMOTIVE FINANCE CORPORATION,
as Servicer
By: /s/ James E. Money II
Name: James E. Money, II
Title: Chief Financial Officer & Treasurer

AFC Amendment No. 1 to Sixth A&R RPA

FAIRWAY FINANCE COMPANY, LLC, as a Purchaser
By: /s/ April Grosso
Name: April Grosso
Title: Vice President

BMO CAPITAL MARKETS CORP., as Purchaser
Agent for Fairway Finance Company, LLC

By: /s/ John Pappano
Name: John Pappano
Title: Managing Director

AFC Amendment No. 1 to Sixth A&R RPA

BANK OF MONTREAL, as Agent

By: /s/ Christopher L. Clark
Name: Christopher L. Clark
Title: Vice President

AFC Amendment No. 1 to Sixth A&R RPA

DEUTSCHE BANK AG, NEW YORK BRANCH, as Purchaser and Purchaser Agent for itself
By: /s/ Daniel Gerber
Name: Daniel Gerber
Title: Director

By: /s/ Robert Sheldon
Name: Robert Sheldon
Title: Managing Director

AFC Amendment No. 1 to Sixth A&R RPA

FIFTH THIRD BANK, as Purchaser and as Purchaser Agent for itself

By: /s/ Andrew D. Jones
Name: Andrew D. Jones
Title: Director

JPMORGAN CHASE BANK N.A., as Purchaser Agent for Chariot Funding LLC

By: /s/ Elizabeth A. Slawin
Name: Elizabeth A. Slawin
Title: Vice President

CHARIOT FUNDING LLC, as a Purchaser

By: JPMorgan Chase Bank, N.A., its attorney-in-
fact

By: /s/ Elizabeth A. Slawin
Name: Elizabeth A. Slawin
Title: Vice President

Acknowledged and Agreed:

KAR AUCTION SERVICES, INC.,
as provider of the Performance Guaranty

By: /s/ Eric M. Loughmiller_____________________________
Name: Eric M. Loughmiller
Title: Executive Vice President and Chief Financial Officer

AFC Amendment No. 1 to Sixth A&R RPA